UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



==============================================================================


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                (Date of earliest event reported) January 5, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER ITEMS

On January 5, 2004, General Motors Corporation (GM) issued a news release announcing December sales. The release is as follows:

GM Reports December Sales of 447,900, Down 9 Percent From Record Year-Ago Levels

GM Sets Calendar-Year Truck and Utility Sales Records
Cadillac Has Best Sales Year Since 1990

DETROIT - General Motors dealers sold 447,900 new cars and trucks in December, down 9 percent compared to record sales levels in December 2002. GM's overall truck sales (278,406) were down 11 percent. Car sales (169,494) were down 5 percent. In December 2002, GM had exceptional sales results (473,663) and more than a 32-percent market share.

GM calendar-year sales were down a modest 2 percent in 2003. For the third consecutive year, GM set an industry sales record for trucks. It also established a new industry benchmark for sales of sport utility vehicles. Five of GM's 9 brands had sales gains for the calendar year, led by an 8 percent sales increase at Cadillac, which had its best sales year since 1990, and GMC's tenth calendar-year sales record in 11 years.

"Both GM and the industry continue to show significant sales momentum as we head into the new year," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "During the second half of 2003, the industry selling rate was approximately 17.5 million units, and GM's market share was above 28.5 percent. Given this momentum and the rapidly improving U.S. economy, we are optimistic about the outlook for 2004. Supporting our growth will be the launch of another 13 all-new models this year, including the Cadillac STS, Chevrolet Equinox and Cobalt, Saab 9-2X, Pontiac G6 and HUMMER H2 SUT."

GM Truck Sales

GM's industry-leading truck lineup posted solid sales in December. While sales for the month were down 11 percent, last December's truck sales set an all-time industry record, creating an extraordinarily difficult comparison. Calendar-year truck sales (2,795,721) were up slightly from record year-ago levels (0.2 percent) and once again established a new industry record. Truck sales for the month were driven by 97,475 deliveries of full-size pickups (down 12 percent), which once again led the industry. Although down 11 percent, sales of sport utility vehicles (131,066) surpassed 100,000 units for the eighth time in the last 9 months and established a new calendar-year record for the industry. GM continued to strengthen its sales performance in the important large luxury utility segment with 11,104 deliveries, led by continuing record sales of the Cadillac Escalade portfolio (7,292) and a very strong sales month for HUMMER H2 (3,751). Calendar year-to-date sales of GM large luxury utilities (95,002) were up 37 percent. GM remains the only manufacturer to ever sell more than 1 million sport utility vehicles and over 2.6 million trucks in a calendar year.

GM Car Sales

GM car sales declined 5 percent from strong year-ago levels. Calendar-year car sales (1,960,682) also were down 5 percent. In the very competitive mid-size segment, Impala sales for the calendar year (267,882) were up 35 percent. In the luxury segment, Cadillac CTS finished the calendar year with 49,392 deliveries, a 30 percent improvement over last year. Saab had another strong month with 2,479 deliveries of the 9-3 and wrapped up the year with 47,914 total deliveries, its highest sales since 1987. December sales of entry-level cars (40,378) improved 18 percent, led by Chevrolet Cavalier (21,662), up 13.5 percent in December and 8 percent calendar year-to-date.

Divisional Highlights

Chevrolet - Chevrolet sales for the calendar year (2,655,777) were up slightly compared to 2002 (0.5 percent). Car sales for December (73,515) were up 11 percent, and calendar-year car sales (801,143) improved 7 percent. Impala calendar-year sales set a new record. Monte Carlo sales were up 3 percent for the calendar year with 66,976 deliveries. Silverado sales for the calendar year (684,302) improved 5 percent from 2002. Avalanche deliveries in December totaled 9,364 units, were up 16 percent and set a new monthly sales record. Avalanche deliveries for the calendar year (93,482) were up 5 percent.

Cadillac - Cadillac had its best annual sales since 1990 with 216,090 deliveries an 8 percent improvement over the previous year. December sales (22,062) were up 7 percent. Truck sales for the year (64,792) were up 30.5 percent, capped by strong December sales (9,206), which was Cadillac's best-ever monthly sales performance for trucks. Sales of the Escalade portfolio in December were 7,292, a new monthly record. Car sales for the calendar year (151,298) were led by record CTS sales (49,392), up 30 percent. Cadillac's success in the luxury segment is enhanced with the addition of the SRX and XLR, which are arriving in dealers' showrooms.

GMC - GMC established another annual sales record with 578,783 deliveries, a 3 percent improvement over strong 2002 sales performance. Envoy sales for the calendar year were 127,782, improved 15 percent from year-ago levels. Yukon calendar-year sales (86,238) were up 13 percent and set a record. Yukon XL had its best-ever monthly sales (9,382), up 5 percent from a year ago and also set a calendar-year sales record (70,887).

HUMMER - HUMMER finished 2003 with its strongest monthly sales (3,812) for the calendar year. Calendar-year deliveries totaled 35,259, an 80 percent increase over last year and a calendar-year record. H2 sales for the calendar year (34,529) were up 83 percent.

Saab - Saab had 47,914 deliveries for the calendar year, a 27 percent improvement over 2002. This exceptional performance was driven by continued strong sales of the 9-3 (2,479), which were up 43 percent in December. Additionally, 9-3 sales increased 66 percent for the calendar year, with 34,075 deliveries.

Pontiac - Pontiac car sales in December (39,546) improved 7 percent over the year-ago period. Grand Prix sales continued to grow with 14,557 deliveries in December, up 24 percent. Grand Am sales in December (14,368) were up 21.5 percent, and sales for the calendar year (156,466) improved up 4 percent. Vibe sales for the calendar year (56,922) were up 46 percent.

Saturn - Saturn car sales for the month (12,222) were up 3 percent, led by the ION, which had 9,404 deliveries. ION deliveries for the calendar year were 117,230. Calendar-year sales of the VUE (81,924) improved 8.5 percent and set a new calendar-year sales record.

Buick - Rendezvous December sales (8,159) were 32 percent above year-ago levels and a monthly record. Rendezvous' record calendar-year sales (72,643) were up 18 percent.

Certified Used Vehicles

GM Certified Used Vehicles had strong December sales of 34,593 units, up 41 percent from December 2002. Cadillac Certified Pre-Owned Vehicles reported December sales of 2,657 units, a 10 percent decline. Saturn Certified reported sales of 2,415 units, a 9 percent improvement. Saab Certified Pre-Owned Vehicles reported 757 sales, an 83 percent increase.

GM Certified Used Vehicles had total 2003 sales of 397,638 units, an increase of 22 percent from 2002. Cadillac Certified Pre-Owned Vehicles had 2003 sales of 32,638 units, an 8 percent increase. Saturn Certified posted 2003 sales of 35,491, a 43 percent increase. Saab Certified Pre-Owned Vehicles sold 9,580 units, a 124 percent increase.

"GM Certified Used Vehicles posted another robust sales performance in December, selling 10,000 more units than last year, while overall GM certified sales increased 34 percent compared to the same month last year," Smith said. "GM's combined certified used sales for 2003 were 475,347, 24 percent above 2002 totals."

GM Announces December Production Results and 2003 Fourth-Quarter Production Results; 2004 First-Quarter Production Forecast Remains Unchanged

In December, GM North America produced 419,000 vehicles (170,000 cars and 249,000 trucks), compared to 382,000 vehicles (159,000 cars and 223,000 trucks) produced in December 2002. Production totals include joint venture production of approximately 10,000 vehicles in December and 10,500 vehicles in December 2002.

Also, GM's 2003 fourth-quarter production for North America was 1.383 million vehicles (558,000 cars and 825,000 trucks), up 13,000 vehicles from last month's guidance of 1.37 million vehicles. In the fourth quarter of 2002, GM North America production was 1.426 million vehicles (602,000 cars and 824,000 trucks).

In addition, GM's current 2004 first-quarter production forecast for North America remains unchanged at 1.35 million vehicles (533,000 cars and 817,000 trucks). In the first quarter of 2003, GM built 1.451 million vehicles (591,00 cars and 860,000 trucks).

GM also announced 2003 fourth-quarter and 2004 first-quarter production estimates for its international regions:

GM Europe - The region's 2003 fourth-quarter production estimate is 446,000 vehicles, unchanged from last month's guidance. In the fourth quarter of 2002, the region built 453,000 vehicles. The region's 2004 first-quarter production estimate is 470,000 vehicles, down 10,000 vehicles from last month's initial forecast. In the first quarter of 2003, the region built 491,000 vehicles.

GM Asia Pacific - The region's 2003 fourth-quarter production estimate is 134,000 vehicles, up 11,000 vehicles from last month's estimate. In the fourth quarter of 2002, the region built 81,000 vehicles. The region's current 2004 first-quarter forecast remains unchanged at 122,000 vehicles. In the first-quarter of 2003, the region built 77,000 vehicles.

GM Latin America, Africa and the Middle East - The region's current 2003 fourth-quarter estimate is 157,000 vehicles, up 2,000 vehicles from last month's guidance. In the fourth quarter of 2002, the region built 157,000 vehicles. The region's revised 2004 first-quarter production forecast is 169,000 vehicles, up 18,000 vehicles from last month's initial guidance of 151,000 vehicles. In the first quarter of 2003, the region built 127,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 340,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                    Calendar Year-to-Date
                              December                January - December
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Vehicle Total        447,900   473,663   -9.1     4,756,403   4,858,706   -2.1
-------------------------------------------------------------------------------
Car Total            169,494   172,135   -5.3     1,960,682   2,069,206   -5.2
-------------------------------------------------------------------------------
Truck Total          278,406   301,528  -11.2     2,795,721   2,789,500    0.2
-------------------------------------------------------------------------------
Light Truck Total    273,352   297,483  -11.6     2,754,100   2,750,811    0.1
-------------------------------------------------------------------------------
Light Vehicle Total  442,846   469,618   -9.3     4,714,782   4,820,017   -2.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       Market Division
        Vehicle Total                               Calendar Year-to-Date
                              December                January - December
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Buick                 28,821    43,540  -36.4       336,788     432,017  -22.0
Cadillac              22,062    19,872    6.8       216,090     199,748    8.2
Chevrolet            252,283   266,051   -8.8     2,655,777   2,642,786    0.5
GMC                   62,401    63,798   -6.0       578,783     560,868    3.2
HUMMER                 3,812     3,864   -5.1        35,259      19,581   80.1
Oldsmobile            10,196     9,749    0.6       125,897     155,113  -18.8
Other - Isuzu          1,563     1,415    6.2        13,123      13,708   -4.3
Pontiac               44,093    41,954    1.1       475,615     516,832   -8.0
Saab                   3,506     2,743   22.9        47,914      37,805   26.7
Saturn                19,163    20,677  -10.9       271,157     280,248   -3.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  163,674   169,389   -7.1     1,906,997   2,031,157   -6.1
-------------------------------------------------------------------------------
Light Truck          273,352   297,483  -11.6     2,754,100   2,750,811    0.1
-------------------------------------------------------------------------------

Twenty-six selling days for the December period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                December                January - December
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
Century                  6,859    16,869  -60.9       94,279     163,739 -42.4
LeSabre                  7,832    14,607  -48.4      114,572     135,916 -15.7
Park Avenue              2,404     2,337   -1.1       26,820      30,140 -11.0
Regal                    1,550     3,769  -60.5       23,677      40,754 -41.9
      Buick Total       18,645    37,582  -52.3      259,348     370,549 -30.0
-------------------------------------------------------------------------------
Catera                       0         3  ***.*           15         244 -93.9
CTS                      4,209     4,623  -12.5       49,392      37,976  30.1
DeVille                  7,312     7,889  -10.9       82,076      84,729  -3.1
Eldorado                     0       214  ***.*          193       5,661 -96.6
Seville                  1,048     1,875  -46.3       18,747      21,494 -12.8
XLR                        287         0  ***.*          875           0 ***.*
     Cadillac Total     12,856    14,604  -15.4      151,298     150,104   0.8
-------------------------------------------------------------------------------
Aveo                     2,235         0  ***.*        5,677           0 ***.*
Camaro                      21       736  -97.3        1,124      28,404 -96.0
Cavalier                21,662    18,358   13.5      256,550     238,225   7.7
Classic                 11,992         0  ***.*       50,492           0 ***.*
Corvette                 1,825     2,859  -38.6       27,974      32,555 -14.1
Impala                  20,467    21,734   -9.5      267,882     198,918  34.7
Lumina                       0         1  ***.*           15          35 -57.1
Malibu                   7,972    15,166  -49.5      122,771     169,377 -27.5
Metro                        0         0  ***.*            1          13 -92.3
Monte Carlo              6,408     5,066   21.6       66,976      64,771   3.4
Prizm                        0        17  ***.*           17      14,297 -99.9
SSR                        933         0  ***.*        1,664           0 ***.*
     Chevrolet Total    73,515    63,937   10.6      801,143     746,595   7.3
-------------------------------------------------------------------------------
Alero                    9,122     5,328   64.6       99,123      94,286   5.1
Aurora                      79       443  -82.9        3,161       8,878 -64.4
Intrigue                     3       619  -99.5          789      15,015 -94.7
     Oldsmobile Total    9,204     6,390   38.5      103,073     118,179 -12.8
-------------------------------------------------------------------------------
Bonneville               3,457     3,756  -11.5       25,250      37,599 -32.8
Firebird                     8       610  -98.7          920      20,613 -95.5
Grand Am                14,368    11,371   21.5      156,466     150,818   3.7
Grand Prix              14,557    11,328   23.6      125,441     130,141  -3.6
GTO                         79         0  ***.*           79           0 ***.*
Sunfire                  3,570     3,438   -0.2       43,595      62,950 -30.7
Vibe                     3,507     5,003  -32.6       56,922      39,082  45.6
      Pontiac Total     39,546    35,506    7.1      408,673     441,203  -7.4
-------------------------------------------------------------------------------
9-3                      2,479     1,664   43.2       34,075      20,499  66.2
9-5                      1,027     1,079   -8.5       13,839      17,306 -20.0
        Saab Total       3,506     2,743   22.9       47,914      37,805  26.7
-------------------------------------------------------------------------------
ION                      9,404     2,592  248.9      117,230       6,066 ***.*
Saturn L Series          2,818     5,187  -47.8       64,957      81,172 -20.0
Saturn S Series              0     3,594  ***.*        7,046     117,533 -94.0
       Saturn Total     12,222    11,373    3.3      189,233     204,771  -7.6
-------------------------------------------------------------------------------
         GM Total      169,494   172,135   -5.3    1,960,682   2,069,206  -5.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     163,674   169,389   -7.1    1,906,997   2,031,157  -6.1
-------------------------------------------------------------------------------
GM Import                5,820     2,746  103.8       53,685      38,049  41.1
-------------------------------------------------------------------------------
         GM Total      169,494   172,135   -5.3    1,960,682   2,069,206  -5.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                December                January - December
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             18,645    37,582  -52.3      259,348     370,549 -30.0
Cadillac Total          12,856    14,601  -15.3      151,283     149,860   0.9
Chevrolet Total         71,280    63,937    7.2      795,466     746,595   6.5
Oldsmobile Total         9,204     6,390   38.5      103,073     118,179 -12.8
Pontiac Total           39,467    35,506    6.9      408,594     441,203  -7.4
Saturn Total            12,222    11,373    3.3      189,233     204,771  -7.6
     GM North America
       Total*          163,674   169,389   -7.1    1,906,997   2,031,157  -6.1
-------------------------------------------------------------------------------
Cadillac Total               0         3  ***.*           15         244 -93.9
Chevrolet Total          2,235         0  ***.*        5,677           0 ***.*
Pontiac Total               79         0  ***.*           79           0 ***.*
Saab Total               3,506     2,743   22.9       47,914      37,805  26.7
     GM Import
       Total             5,820     2,746  103.8       53,685      38,049  41.1
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             28,821    43,540  -36.4      336,788     432,017 -22.0
Cadillac Total          22,062    19,872    6.8      216,090     199,748   8.2
Chevrolet Total        252,283   266,051   -8.8    2,655,777   2,642,786   0.5
GMC Total               62,401    63,798   -6.0      578,783     560,868   3.2
HUMMER Total             3,812     3,864   -5.1       35,259      19,581  80.1
Oldsmobile Total        10,196     9,749    0.6      125,897     155,113 -18.8
Other-Isuzu Total        1,563     1,415    6.2       13,123      13,708  -4.3
Pontiac Total           44,093    41,954    1.1      475,615     516,832  -8.0
Saab Total               3,506     2,743   22.9       47,914      37,805  26.7
Saturn Total            19,163    20,677  -10.9      271,157     280,248  -3.2
     GM Total          447,900   473,663   -9.1    4,756,403   4,858,706  -2.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                December                January - December
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------

Rainier                  2,017         0  ***.*        4,797           0 ***.*
Rendezvous               8,159     5,958   31.7       72,643      61,468  18.2
        Total Buick     10,176     5,958   64.2       77,440      61,468  26.0
-------------------------------------------------------------------------------
Escalade                 4,447     3,702   15.5       35,621      36,114  -1.4
Escalade ESV             1,581        36  ***.*       12,866          36 ***.*
Escalade EXT             1,264     1,530  -20.6       11,256      13,494 -16.6
SRX                      1,914         0  ***.*        5,049           0 ***.*
      Total Cadillac     9,206     5,268   68.0       64,792      49,644  30.5
-------------------------------------------------------------------------------
Astro                    3,312     3,281   -2.9       40,123      50,616 -20.7
C/K Suburban(Chevy)     15,428    17,601  -15.7      135,222     151,056 -10.5
Chevy C/T Series            61       298  -80.3          771       4,470 -82.8
Chevy W Series             361       187   85.6        2,318       2,250   3.0
Colorado                 3,161         0  ***.*        3,535           0 ***.*
Express Cutaway/G Cut    2,008     1,912    1.0       18,854      20,764  -9.2
Express Panel/G Van      8,393     6,153   31.2       69,857      65,512   6.6
Express/G Sportvan       1,855     1,073   66.2       16,023      14,707   8.9
Kodiak 4/5 Series          839       475   69.8        7,464       1,891 294.7
Kodiak 6/7/8 Series        353       166  104.5        2,641         375 604.3
S/T Blazer               4,795     4,455    3.5       53,426      95,937 -44.3
S/T Pickup               5,095    13,563  -63.9      136,573     150,992  -9.5
Tahoe                   21,122    25,130  -19.2      199,065     209,767  -5.1
Tracker                  1,867     2,848  -37.0       35,123      42,212 -16.8
TrailBlazer             23,244    30,195  -26.0      261,334     249,568   4.7
Venture                  9,347    10,241  -12.2       94,521      94,056   0.5
................................................................................
      Avalanche          9,364     7,776   15.8       93,482      89,372   4.6
     Silverado-C/K
       Pickup           68,163    76,760  -14.6      684,302     652,646   4.9
Chevrolet Fullsize
  Pickups               77,527    84,536  -11.8      777,784     742,018   4.8
................................................................................
      Chevrolet Total  178,768   202,114  -15.0    1,854,634   1,896,191  -2.2
-------------------------------------------------------------------------------
Canyon                   1,230         0  ***.*        1,471           0 ***.*
Envoy                   12,903    13,744   -9.7      127,782     110,720  15.4
GMC C/T Series              81       706  -89.0        1,563      10,462 -85.1
GMC W Series               576       413   34.1        4,545       4,128  10.1
S/T Jimmy                    0        24  ***.*           52         964 -94.6
Safari (GMC)               750       915  -21.2       10,950      13,665 -19.9
Savana Panel/G Classic   2,716     1,877   39.1       20,712      21,296  -2.7
Savana Special/G Cut     1,131       669   62.6       10,569       8,262  27.9
Savana/Rally               236       300  -24.4        3,089       2,777  11.2
Sierra                  19,948    22,160  -13.4      196,689     202,045  -2.7
Sonoma                   1,947     3,308  -43.4       35,040      41,100 -14.7
Topkick 4/5 Series         654       265  137.3        5,054       1,067 373.7
Topkick 6/7/8 Series       566       120  353.5        4,142         338 ***.*
Yukon                   10,281    10,674   -7.4       86,238      76,488  12.7
Yukon XL                 9,382     8,623    4.6       70,887      67,556   4.9
         GMC Total      62,401    63,798   -6.0      578,783     560,868   3.2
-------------------------------------------------------------------------------
HUMMER H1                   61        56    4.7          730         720   1.4
HUMMER H2                3,751     3,808   -5.3       34,529      18,861  83.1
       HUMMER Total      3,812     3,864   -5.1       35,259      19,581  80.1
-------------------------------------------------------------------------------
Bravada                    355     1,162  -70.6        8,052      14,337 -43.8
Silhouette                 637     2,197  -72.1       14,772      22,597 -34.6
     Oldsmobile Total      992     3,359  -71.6       22,824      36,934 -38.2
-------------------------------------------------------------------------------
Other-Isuzu F Series       119       209  -45.3        1,417       1,994 -28.9
Other-Isuzu N Series     1,444     1,206   15.1       11,706      11,714  -0.1
     Other-Isuzu Total   1,563     1,415    6.2       13,123      13,708  -4.3
-------------------------------------------------------------------------------
Aztek                    1,554     2,429  -38.5       27,354      27,793  -1.6
Montana                  2,993     4,019  -28.4       39,588      47,836 -17.2
       Pontiac Total     4,547     6,448  -32.2       66,942      75,629 -11.5
-------------------------------------------------------------------------------
VUE                      6,941     9,304  -28.3       81,924      75,477   8.5
       Saturn Total      6,941     9,304  -28.3       81,924      75,477   8.5
-------------------------------------------------------------------------------
         GM Total      278,406   301,528  -11.2    2,795,721   2,789,500   0.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     276,707   300,188  -11.4    2,780,943   2,775,179   0.2
-------------------------------------------------------------------------------
GM Import                1,699     1,340   21.9       14,778      14,321   3.2
-------------------------------------------------------------------------------
         GM Total      278,406   301,528  -11.2    2,795,721   2,789,500   0.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     273,352   297,483  -11.6    2,754,100   2,750,811   0.1
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*            0           0 ***.*
-------------------------------------------------------------------------------
         GM Total      273,352   297,483  -11.6    2,754,100   2,750,811   0.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                December                January - December
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,176     5,958   64.2       77,440      61,468  26.0
Cadillac Total           9,206     5,268   68.0       64,792      49,644  30.5
Chevrolet Total        178,595   201,998  -15.0    1,853,190   1,894,705  -2.2
GMC Total               61,970    63,501   -6.2      575,276     558,058   3.1
HUMMER Total             3,812     3,864   -5.1       35,259      19,581  80.1
Oldsmobile Total           992     3,359  -71.6       22,824      36,934 -38.2
Other-Isuzu Total          468       488   -7.8        3,296       3,683 -10.5
Pontiac Total            4,547     6,448  -32.2       66,942      75,629 -11.5
Saturn Total             6,941     9,304  -28.3       81,924      75,477   8.5
    GM North America
      Total*           276,707   300,188  -11.4    2,780,943   2,775,179   0.2
-------------------------------------------------------------------------------
Chevrolet Total            173       116   43.4        1,444       1,486  -2.8
GMC Total                  431       297   39.5        3,507       2,810  24.8
Other-Isuzu Total        1,095       927   13.6        9,827      10,025  -2.0
    GM Import Total      1,699     1,340   21.9       14,778      14,321   3.2
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,176     5,958   64.2       77,440      61,468  26.0
Cadillac Total           9,206     5,268   68.0       64,792      49,644  30.5
Chevrolet Total        177,154   200,988  -15.2    1,841,440   1,887,205  -2.4
GMC Total               60,524    62,294   -6.6      563,479     544,873   3.4
HUMMER Total             3,812     3,864   -5.1       35,259      19,581  80.1
Oldsmobile Total           992     3,359  -71.6       22,824      36,934 -38.2
Pontiac Total            4,547     6,448  -32.2       66,942      75,629 -11.5
Saturn Total             6,941     9,304  -28.3       81,924      75,477   8.5
    GM North America
      Total*           273,352   297,483  -11.6    2,754,100   2,750,811   0.1
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,176     5,958   64.2       77,440      61,468  26.0
Cadillac Total           9,206     5,268   68.0       64,792      49,644  30.5
Chevrolet Total        177,154   200,988  -15.2    1,841,440   1,887,205  -2.4
GMC Total               60,524    62,294   -6.6      563,479     544,873   3.4
HUMMER Total             3,812     3,864   -5.1       35,259      19,581  80.1
Oldsmobile Total           992     3,359  -71.6       22,824      36,934 -38.2
Pontiac Total            4,547     6,448  -32.2       66,942      75,629 -11.5
Saturn Total             6,941     9,304  -28.3       81,924      75,477   8.5
    GM Total           273,352   297,483  -11.6    2,754,100   2,750,811   0.1
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 01/05/04

                         GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2003 Q4 #       558    825    1,383     446   157    134     2,120   16     19
  O/(U) prior
forecast:@        8      5       13       0     2     11        26    0     (1)
-------------   -------------------   ----- ------  ----  --------- ---  -----

2004 Q1 #       533    817    1,350     470   169    122     2,111   19     25
  O/(U) prior
forecast:@        0      0        0     (10)   18      0         8    0      0
-------------   -------------------   ----- ------  ----  --------- ---  -----
===============================================================================

                         GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

      2000
1st Qtr.        746    775    1,521     572   118     40     2,251   24     13
2nd Qtr.        787    781    1,568     534   140     45     2,287   19     17
3rd Qtr.        689    630    1,319     374   151     53     1,897   16     18
4th Qtr.        670    694    1,364     513   135     47     2,059   18     17
              -----  -----   ------   -----  ----    ---    ------  ---     --
       CY     2,892  2,880    5,772   1,993   544    185     8,494   77     65

      2001
1st Qtr.        581    633    1,214     538   138     51     1,941   13     14
2nd Qtr.        638    726    1,364     491   165     64     2,084   13     16
3rd Qtr.        573    665    1,238     373   146     74     1,832   11     15
4th Qtr.        573    721    1,294     441   127     67     1,929    9     16
              -----   ----   ------   -----  ----    ---    ------   --     --
       CY     2,365  2,745    5,110   1,842   575    256     7,786   46     61

      2002
1st Qtr.        600    753    1,353     456   131     65     2,005   12     11
2nd Qtr.        688    865    1,553     453   141     74     2,221   15     17
3rd Qtr.        567    740    1,307     408   132     87     1,934   19     20
4th Qtr.        602    824    1,426     453   157     81     2,117   16     19
              -----   ----   ------   -----  ----    ---    ------  ---     --
       CY     2,457  3,182    5,639   1,770   561    307     8,277   62     67

      2003
1st Qtr.        591    860    1,451     491   127     77     2,146   19     24
2nd Qtr.        544    837    1,381     488   128     90     2,087   19     24
3rd Qtr.        492    752    1,244     393   135    120     1,892   21     16
4th Qtr. #      558    825    1,383     446   157    134     2,120   16     19
              -----   ----   ------   -----  ----   ----    ------  ---     --
      CY #    2,185  3,274    5,459   1,818   547    421     8,245   75     83

      2004
1st Qtr. #      533    817    1,350     470   169    122     2,111   19     25
              ---------------------  ------  ----   ----    ------  ---     --

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                                (Registrant)
Date:  January 5, 2004               By:  /s/PETER R. BIBLE.
                                     ---  ---------------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)